Exhibit 10.132

SUPPLY AGREEMENT

BETWEEN

CYDEX PHARMACEUTICALS, INC.

AND

ELI LILLY AND COMPANY

DATED: December 16, 2011

SUPPLY AGREEMENT

THIS SUPPLY AGREEMENT (this “Agreement”) is made this 16th day of December, 2011 (the “Effective Date”) between:

CYDEX PHARMACEUTICALS, INC., a Delaware corporation with offices at 10513 W. 84th Terrace, Lenexa, Kansas 66214 USA (“CyDex”); and

ELI LILLY AND COMPANY, an Indiana corporation, with offices at Lilly Corporate Center Indianapolis, Indiana 46285 USA (“Company”).

RECITALS

WHEREAS, CyDex, a wholly-owned subsidiary of LIGAND PHARMACEUTICALS INC., is engaged in the business of developing and commercializing novel drug delivery technologies designed to enhance the solubility and effectiveness of existing and development-stage drugs, including without limitation Captisol®, a patented drug formulation system designed to enhance the solubility and stability of drugs;

WHEREAS, Company desires to purchase Captisol from CyDex, under the terms and conditions set forth herein; and

WHEREAS, CyDex and Company are contemporaneously entering into a License Agreement (the “License Agreement”);

NOW, THEREFORE, in consideration of the following mutual promises and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties, intending to be legally bound, agree as follows:

1.	DEFINITIONS.

For the purposes of this Agreement, the terms hereunder shall have the meanings as defined below:

“Clinical Grade Captisol” means Captisol which [***].

“Commercial Grade Captisol” means Captisol which [***].

“Detailed Forecast” shall have the meaning defined in Section 3.2.

“First Commercial Order Date” shall have the meaning defined in Section 3.1.

“Notice of Default” shall have the meaning defined in Section 6.2.

“Notice of Termination” shall have the meaning defined in Section 6.2.

“Permitted Purchaser Requirements” means the requirements during the Term of all Permitted Purchasers for Captisol brand [***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

“Permitted Purchasers” means, collectively: (i) Company; (ii) Affiliates of Company; (iii) Sublicensees; and (iv) all contract manufacturers of Company, Affiliates of Company and Sublicensees approved in accordance with Section 2.5 of the License Agreement.

[***] shall have the meanings defined in Section 3.2.

“Specifications” means the specifications for Captisol set forth in Exhibit B hereto, as such may be amended from time to time pursuant to Section 3.10.

“Term” shall have the meaning defined in Section 6.1.

“Testing Methods” shall have the meaning defined in Section 3.6(a).

[***]

In addition, the terms “Affiliate”, “Captisol”, “Compound”, “FDA”, “Licensed Product”, “Quality Agreement”, “Sublicensee” and “Territory” shall have the meaning defined in the License Agreement.

2.	PURCHASE AND SUPPLY OF CAPTISOL.

2.1 Purchase Commitment. Subject to the provisions of this Agreement and during the Term of this Agreement, Company agrees that Company and other Permitted Purchasers shall purchase and CyDex shall supply one hundred percent (100%) of the Permitted Purchaser Requirements exclusively from CyDex. Except as provided in Section 3.8(c), this Agreement and the License Agreement do not grant Company or any other Permitted Purchaser the right to manufacture (or have manufactured on their behalf) under Licensed Patents, Captisol brand [***] without CyDex’s prior written consent except as otherwise set forth in this Agreement.

2.2 Supply Commitment. CyDex agrees that CyDex shall produce (or have produced for it as set forth in Section 2.3) and sell to Company [***]. Company shall place orders for Captisol on behalf of Permitted Purchasers, and shall guarantee payment to CyDex of all amounts payable with respect thereto. If CyDex decides to stop the manufacture of Captisol they shall give Company adequate notice to establish an independent supply under the terms of Section 3.8 and CyDex shall use good faith commercially reasonable efforts to continue to supply Company from the original manufacturing site until Company has obtained any required amendment or other modification of the regulatory approvals for Licensed Products.

2.3 Third-Party Manufacturers. Without limiting CyDex’s responsibility under this Agreement, CyDex shall [***].

2.4 Restrictions. Company covenants and agrees that: (i) all Captisol supplied by CyDex pursuant to this Agreement shall be for use only in Licensed Products (except for testing, etc., required by regulatory authorities; (ii) Company shall obtain the written agreement of each Permitted Purchaser to not resell Captisol and only use Captisol in Licensed Products; and (iii) [***], Company shall not make, and shall not permit any other Permitted Purchaser to make, Captisol.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

3.	SUPPLY TERMS.

3.1 Long-Term Forecast. At least [***] to the date on which Company will issue its first purchase order to CyDex for Commercial Grade Captisol (the “First Commercial Order Date”), Company shall provide CyDex with a non-binding forecast setting forth Company’s estimate of the required quantities of Commercial Grade Captisol for each of the following [***]. Such long-term forecast shall thereafter be updated by Company at least once every [***].

3.2 Binding Detailed Forecast. At least [***] prior the First Commercial Order Date, Company shall provide to CyDex a detailed rolling forecast setting forth Company’s requirements and anticipated delivery schedules for Commercial Grade Captisol for each [***] during a [***] (the “Detailed Forecast”) which includes [***] in which the First Commercial Order Date occurs and the next [***]. For purposes of this Agreement, a [***] means the consecutive [***]. The Detailed Forecast shall thereafter be updated by Company [***] on a rolling basis, no later than the [***], so that in each [***] CyDex shall have been provided with a rolling Detailed Forecast for each [***] during the [***]commencing on the [***] following the date on which such Detailed Forecast is submitted. The Detailed Forecast shall be firm and binding on Company, subject to the permissible variances set forth in Section 3.3 below, with respect to the [***] covered by such updated Detailed Forecast [***]. If Company fails to provide any updated Detailed Forecast in accordance with this Section 3.2, the Detailed Forecast last provided by Company shall be deemed to be Company’s binding Detailed Forecast for the next succeeding [***] period.

3.3 Detailed Forecast Variances. Each updated Detailed Forecast may modify the amount of Commercial Grade Captisol estimated in the previous Detailed Forecast in accordance with the following limitations (the “Purchase Volume Limitations”):

(i) for the [***] covered by such updated Detailed Forecast, no change may be made to the forecast provided for the [***] in the immediately preceding Detailed Forecast without the prior express written consent of CyDex;

(ii) for the [***] covered by such updated Detailed Forecast, no change in excess of a [***] volume increase or decrease may be made to the forecast provided for the [***] in the immediately preceding Detailed Forecast without the prior express written consent of CyDex; and

(iii) for the [***] covered by such updated Detailed Forecast, no change in excess of a [***] volume increase or decrease may be made to the forecast provided for the [***] in the immediately preceding Detailed Forecast without the prior express written consent of CyDex.

For clarity, CyDex shall have no obligation to supply or deliver quantities of Captisol greater than the Purchase Volume Limitations.

3.4 Purchase Orders. Together with each Detailed Forecast provided under Section 3.2, Company shall place a firm purchase order with CyDex in a form mutually agreed upon by the parties, for Company’s order of Commercial Grade Captisol for the [***], as applicable, of the Detailed Forecast for delivery consistent with the Detailed Forecast. Each purchase order, for all grades of Captisol, shall specify: (i) the grade of Captisol ordered (i.e., Commercial Grade Captisol or Clinical Grade Captisol); (ii) quantities; (iii) delivery dates; and (iv) reasonable shipping instructions. Company’s requested delivery dates shall be at least [***] after the date of Company’s purchase order. If any purchase order or other document submitted by Company hereunder or any other document passing between the parties contains terms or conditions in addition to or inconsistent with the terms of this Agreement, the terms of this Agreement shall control and prevail and such additional or inconsistent terms are hereby expressly rejected.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

3.5 Delivery. Unless otherwise agreed in writing by the parties, Captisol shall be delivered [***]. Company acknowledges the inherent risk that a batch of Captisol may be lost in production or shipment, and Company shall use commercially reasonable efforts to maintain a sufficient inventory of Captisol in the event of late delivery by CyDex. Quantities actually delivered to Company pursuant to an accepted purchase order may vary from the quantities reflected in such purchase order by up to [***] and still be deemed to be in compliance with such purchase order; provided, however, [***].

3.6 Quality Control; Acceptance and Rejection.

(a) Quality Control. The Parties shall enter into a mutually agreeable Quality Agreement within [***] of the Effective Date, unless otherwise mutually agreed by the Parties. The Quality Agreement will clearly describe audit rights and procedures, which shall be consistent with this Agreement. CyDex shall conduct or have conducted quality control testing of Captisol prior to shipment in accordance with the Specifications and other CyDex-approved quality control testing procedures (the “Testing Methods”). CyDex shall retain or have retained accurate and complete records pertaining to such testing. Each shipment of Captisol hereunder shall be accompanied by a certificate of analysis for each lot of Captisol therein.

(b) Acceptance Testing. Company shall have a period of [***] from the date of receipt to test or cause to be tested Captisol supplied under this Agreement. Company or its designee shall have the right to reject by notice to CyDex any shipment of Captisol that does not conform in all material respects with the Specifications at the time of delivery pursuant to Section 3.5 hereof when tested in accordance with the Testing Methods. All shipments of Captisol shall be deemed accepted by Company unless CyDex receives written notice of rejection from Company within such [***] period describing the reasons for the rejection in reasonable detail. Once a delivery of Captisol is accepted or deemed accepted hereunder, Company shall have no recourse against CyDex in the event Captisol is subsequently deemed unsuitable for use for any reason, except as provided in Section 10.1 of the License Agreement.

(c) Latent Defects. As soon as either party becomes aware of a latent defect in any Captisol lot, it will promptly notify the other party of such event (including reasonable details and the lot involved). If Captisol accepted by Company becomes non-conforming by virtue of the later discovery of a latent defect, Company may place the lot on quality assurance hold pending CyDex’s investigation and a final resolution of the claimed Latent Defect. In the event that such Captisol is found to contain a latent defect, such Captisol will be deemed rejected as of the date of the notice, and the rights and obligations of the parties with respect to the rejected Captisol will thereafter be governed by the same process as governs acceptance testing set forth below.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

(d) Confirmation. After its receipt of a notice of rejection from Company pursuant to Section 3.6(b) or (c) above, CyDex shall notify Company as soon as reasonably practical whether it accepts Company’s basis for rejection and Company shall cooperate with CyDex in determining whether such rejection was necessary or justified. If the parties are unable to agree as to whether a shipment of Captisol supplied by CyDex or its Third-Party Manufacturer hereunder meets the Specifications, such question shall be submitted to an independent quality control laboratory mutually agreed upon by the parties. The findings of such independent laboratory shall be binding upon the parties. The cost of the independent quality control laboratory shall be borne by the party whose results are shown by such laboratory to have been incorrect.

(e) Return or Destruction of Rejected Shipments. Company may not return or destroy any batch of Captisol until it receives written notification from CyDex that CyDex does not dispute that the batch fails to meet the Specifications. CyDex will indicate in its notice either that Company is authorized to destroy the rejected batch of Captisol or that CyDex requires return of the rejected Captisol. Upon written authorization from CyDex to do so, Company shall promptly destroy the rejected batch of Captisol. Upon receipt of CyDex’s request for return, Company shall promptly return the rejected batch of Captisol to CyDex. [***].

(f) Refund or Replacement. Company shall not be required to pay any invoice with respect to any shipment of Captisol properly rejected pursuant to this Section 3.6. Notwithstanding the foregoing, Company shall be obligated to pay in full for any rejected shipment of Captisol that is subsequently determined to meet the Specifications in all material respects, irrespective of whether Company has already paid CyDex for a replacement shipment. If Company pays in full for a shipment of Captisol and subsequently properly rejects such shipment in accordance with this Section 3.6, Company shall be entitled, upon confirmation that such shipment failed to meet the Specifications in all material respects, either: [***].

(g) Exceptions. Company’s rights of rejection, return, refund and replacement set forth in this Section 3.6 shall not apply to any Captisol that is non-conforming due to damage (i) caused by Company, its Affiliates or Permitted Purchasers or their respective employees or agents, including but not limited to, misuse, neglect, improper storage, transportation or use beyond any dating provided or (ii) that occurs subsequent to delivery of such Captisol to the carrier at the point of origin, including but not limited to any damage caused thereafter by accident, fire or other hazard and CyDex shall have no liability or responsibility to Company with respect thereto.

3.7 Facilities and Inspections. CyDex shall permit a reasonable and limited number Company’s authorized representatives, during normal working hours and upon reasonable prior notice to CyDex but in no event less than [***] prior notice (subject to Third Party Manufacturer’s consent to be reasonably sought by CyDex), to confidentially inspect for a reasonable and limited number of days that portion of all CyDex facilities utilized for the manufacture, preparation, processing, storage or quality control of Captisol or such facilities of any Third-Party Manufacturer, no more frequently than [***]. If a defect in Licensed Product is attributed to Captisol, there are pending Licensed Product recall decisions, or significant regulatory actions, such as warning letters, then a for-cause audit upon short notice may be performed by Company. Company’s authorized representatives shall be accompanied by CyDex personnel at all times, shall be qualified to conduct such manufacturing audits, shall comply with

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

all applicable rules and regulations relating to facility security, health and safety Company shall ensure that its authorized representatives conduct each manufacturing audit in such a manner as to not interfere with the normal and ordinary operations of CyDex or its Third-Party Manufacturer. Except as expressly set forth in this Section 3.7, Company, Permitted Purchasers and their respective employees or representatives shall not have access to CyDex’s facilities or the facilities of any Third-Party Manufacturer.

3.8 [***]

(a) Notice. CyDex shall notify Company if CyDex is [***] ordered by Company within [***] after CyDex’s receipt of a purchase order from Company.

(b) Allocation. [***] shall take all reasonable steps necessary to minimize supply delays.

(c) Alternate Suppliers. If CyDex fails to supply to Company with [***] of the quantity of Captisol properly forecasted and ordered by Company (and provided such order was within the Purchase Volume Limitations) in accordance with this Agreement, for a period of [***] or longer (“Supply Interruption”), then CyDex shall immediately provide written notice to Company of the Supply Interruption. [***]. In the event of a [***]:

(i) [***]

(ii) [***]

If CyDex is unable to resolve such [***] within [***] after the first day of the [***] or has not taken steps within such time period likely to resolve such [***] pursuant to clauses 3.8(c)(i) or (ii), then Company shall [***]. CyDex shall provide at its cost all assistance and technical information required to [***] (which shall not include [***] which is [***]) to Company or its contract manufacturer shall be subject to contractual covenants regarding confidentiality and limitations on use. In the event of a dispute between the parties as to whether or not a Supply Interruption has occurred, such dispute shall be finally resolved by arbitration in accordance with Section 14.4 of the License Agreement.

3.9 Product Recalls. If any Captisol should be alleged or proven not to meet the Specifications, Company shall notify CyDex immediately, and both parties shall cooperate fully regarding the investigation and disposition of any such matter. If (i) Company recalls any Licensed Product, or (ii) the FDA requires the recall of any Licensed Product, and in either case such recall is solely due to the failure of Captisol to conform to the relevant Specifications at the time of delivery by CyDex or for latent defect, then CyDex agrees, upon substantiation thereof, [***]. Company shall procure that Permitted Purchasers maintain records of all sales of Licensed Product sufficient to adequately administer any such recall, for a period of [***] after expiration or termination of this Agreement.

3.10 Modified Specifications. CyDex shall have the right to change the Specifications from time to time during the Term. In the event that CyDex modifies the Specifications, CyDex shall give Company at least [***] notice before implementation of such change and shall use good faith commercially reasonable efforts to continue to supply against the original Captisol specification until Company has obtained any required amendment or other modification of the

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Licensed Product regulatory approvals. [***]. In the event that any regulatory agency having jurisdiction requires CyDex to implement any changes to the Specifications for Captisol generally (and not for a Licensed Product specifically), CyDex shall use all reasonable efforts to make such changes and shall, within [***] of learning of required changes to the Specifications, advise Company as to any lead-time changes or other terms that may result from a change to the Specifications.

4.	COMPENSATION.

4.1 Pricing. The purchase prices for Captisol pursuant to this Agreement are as specified in Exhibit A. CyDex reserves the right to increase such purchase prices set forth in Exhibit A up to [***].

4.2 Payments. All amounts due hereunder are stated in, and shall be paid in, U.S. dollars. Payment of CyDex’s invoices shall be made within [***] days of Company’s receipt of such invoices The purchase prices for Captisol specified in Exhibit A exclude all applicable sales, use, and other taxes, and Company will be responsible for payment of all such taxes (other than taxes based on CyDex’s income), fees, duties, and charges, and any related penalties and interest, arising from the payment of amounts due hereunder. If any amount due hereunder and not subject to a reasonable, good-faith dispute by Company remains outstanding for more than [***] after its due date, CyDex may, in addition to any other rights or remedies it may have, refuse to ship Captisol.

5.	REPRESENTATIONS AND WARRANTIES.

5.1 [***].

5.2 Mutual Representations and Warranties. The provisions of Section 9.1 (Mutual Representations and Warranties) of the License Agreement are incorporated herein by reference as if fully set forth herein.

5.3 Disclaimer. THE WARRANTIES SET FORTH IN THIS SECTION 5 ARE PROVIDED IN LIEU OF, AND EACH PARTY HEREBY DISCLAIMS, ALL OTHER WARRANTIES, EXPRESS AND IMPLIED, RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT OR CAPTISOL, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS. CYDEX’S WARRANTIES UNDER THIS AGREEMENT ARE SOLELY FOR THE BENEFIT OF COMPANY AND MAY BE ASSERTED ONLY BY COMPANY AND NOT ANY AFFILIATE, PERMITTED PURCHASER OR OTHER THIRD PARTY. COMPANY SHALL BE SOLELY RESPONSIBLE FOR ALL REPRESENTATIONS AND WARRANTIES THAT COMPANY OR ITS AFFILIATES MAKE TO ANY PERMITTED PURCHASER.

6.	TERM AND TERMINATION.

6.1 Term. Unless terminated earlier as set forth herein, the term of this Agreement (the “Term”) shall commence on the Effective Date and shall continue until the expiration or termination of the License Agreement.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

6.2 Termination for Breach. If either party should violate or fail to perform any term or covenant of this Agreement, then the other party may give written notice of such default (a “Notice of Default”) to the first party. If such party should fail to cure such default within [***] (or [***] with respect to any payment obligation) of the date of such notice or prior to the natural expiration date of this Agreement, whichever is shorter in duration, the other party shall have the right to terminate this Agreement by a second written notice (a “Notice of Termination”) to the first party. If Notice of Termination is sent to such first party, this Agreement shall automatically terminate on the effective date of such notice.

6.3 Termination for Bankruptcy. Either party may terminate this Agreement immediately upon written notice to the other party in the event that the first party makes an assignment for the benefit of creditors or has a petition in bankruptcy filed for or against it that is not dismissed within [***] of such filing.

6.4 Effect of Termination. Upon the termination of this Agreement by CyDex under Section 6.2, (i) Company shall no longer have any rights to purchase Captisol, and (ii) each party shall promptly return all relevant records and materials in its possession or control containing the other party’s Confidential Information with respect to which the former party does not retain rights hereunder. Upon the termination of this Agreement by Company under Section 6.2, Company shall retain its rights to Captisol but the amounts (e.g., royalties) due hereunder shall be reduced by a mutually agreed upon percentage and Company shall have the right to purchase from and/or create other Captisol sources.

6.5 Survival. Notwithstanding any other provisions of this Agreement, any liability or obligation of either party to the other for acts or omissions prior to the termination or expiration of this Agreement shall survive the termination or expiration of this Agreement. Such termination or expiration shall not relieve either party from obligations that are expressly indicated to survive termination or expiration of this Agreement, nor shall any termination or expiration of this Agreement relieve Company of its obligation to pay CyDex sums due in respect of Captisol shipped prior to termination or expiration of this Agreement. Sections 2.4 (Restrictions), 3.6(e) (Refund or Replacement), 3.9 (Product Recalls), 4.2 (Payments), 5.3 (Disclaimer), 6.4 (Effect of Termination), 6.5 (Survival) and 7 (General Provisions) shall survive termination or expiration of this Agreement.

7.	GENERAL PROVISIONS.

The following Sections of the License Agreement are incorporated into this Agreement by this reference as if fully set forth herein: 3.2 (Grantback License), 7.2 (Material Safety), 7.3 (Adverse Event Reporting), 8 (Confidentiality), 10 (Indemnification), 11 (Limitation of Liability), 12 (Management of Intellectual Property), and 14 (General Provisions).

[Remainder of this page left blank intentionally]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

CYDEX PHARMACEUTICALS, INC.

By:	/s/ Charles Berkman

Name:	Charles Berkman

Title:	VP and Secretary

ELI LILLY & CO.

By:	/s/ Newton F. Crenshaw

Name:	Newton F. Crenshaw

Title:	V.P. Oncology Business Unit

EXHIBIT A

PURCHASE PRICES FOR CAPTISOL

All prices are [***].

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]
[***]
[***]	[***]
[***]	[***]	[***]
[***]	[***]

Such prices are subject to adjustment pursuant to Section 4.1.

* * * * *

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

A - 1